   FUND PROFILE
 May 1, 1999

T. Rowe Price International Funds-- Foreign Bond Funds

 Worldwide income funds seeking various combinations of high current income, capital appreciation, and diversification from foreign and U.S. fixed income securities.

 This profile summarizes key information about each fund that is included in each fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about each fund at no cost by calling 1-800-XXX-XXXX, or by visiting our Web site at www.troweprice.com.

 1. What are each fund's objectives and principal investment strategies?

   Global Bond Fund
   Objective: The fund seeks high current income and, secondarily, capital appreciation and protection of principal by investing primarily in high-quality foreign and U.S. government bonds.

   Strategy: We expect the fund will normally have at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces, and municipalities. Corporate bonds may also be purchased. The fund may also invest up to 20% of total assets in below- - investment-grade, high-risk bonds including bonds in default or those with the lowest rating.

   To reduce the effect of interest rate changes on the fund's share price, the weighted average maturity of the portfolio is likely to average around five to seven years, although this may vary according to our interest rate outlook. The fund may also hold individual securities with maturities longer or shorter than five or seven years. The fund has wide flexibility to purchase and sell currencies and use hedging strategies in an effort to profit from currency trends and reduce the impact of currency fluctuations on the share price.

   Investment decisions are based on fundamental market factors, such as yield differences among bonds as well as demand and supply factors, currency trends, and credit quality. The fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where Price-Fleming believes the currency risk can be minimized through hedging. The fund sells holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.

   International Bond Fund
   Objective: The fund seeks to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate bonds outside the U.S.

   Strategy: We will invest at least 65% of total assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Up to 20% of the fund's assets may be invested in foreign bonds denominated in dollars, such as Brady and other emerging market bonds.

   Although we expect to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. Like the Global Fund, this fund has wide flexibility to purchase and sell currencies and engage in hedging transactions. However, in the normal course, we do not hedge foreign currencies back to the dollar nor involve more than 50% of the fund in hedging transactions between non-dollar currencies. As a result, the fund is likely to be heavily exposed to foreign currencies. The general decision making process for buying and selling securities is the same as for Global Bond Fund.

   Emerging Markets Bond Fund
   Objective: The fund seeks to provide high income and capital appreciation.

   Strategy: We will invest at least 65% (and potentially all) of total assets in the government and corporate debt securities of emerging nations. Since these coun-tries are less developed and their bonds carry a greater credit risk, the bonds are typically below investment grade and would be considered junk bonds in the U.S. The fund may invest in the lowest-rated bonds, including those in default.

   There are no maturity restrictions on the fund. Its weighted average maturity normally ranges between five and 10 years, but may vary substantially because of market conditions. Under normal circumstances, most of the fund's total assets are expected to be denominated in U.S. dollars, and the fund will not usually hedge foreign currency holdings back to U.S. dollar. Security selection relies heavily on research, which analyzes political and economic trends as well as creditworthiness. We tend to favor bonds we think will be upgraded. The general decision-making process for selling securities is similar to that for the other two funds.

                                                                              Expected r
                                                                                 isk
                                                                               /reward
                                                                                  r
                                                                               elative
                          Geographic     Quality of     Normal currency           to
  Fund                      focus        securities        exposure          one another

  Global Bond             Worldwide    Primarily high       Varies             Moderate
                                           quality
                         ----------------------------------------------------------------------
  International Bond     Outside U.S.  Primarily high        High                High
                                           quality
                         ----------------------------------------------------------------------
  Emerging Markets Bond  Outside U.S.  Primarily lower      Varies             Highest
                                           quality
 ---------------------------------------------------------------------------------------------------


  . All of these funds are considered "nondiversified" for purposes of the Investment Company Act of 1940. Each may purchase derivatives from time to time.

   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-XXX-XXXX.


 2. What are the main risks of investing in the funds?

   The risk profile of the funds varies with the types of bonds they purchase, their degree of currency exposure, and whether they invest in developed markets, emerging markets, or both. Of the three funds, Emerging Markets Bond is the most risky and subject to the greatest possibility of sharp price declines.

  . Interest rate risk While all three funds face this risk, it is of primary importance for the Global and International Bond Funds. This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Because prices of long-term bonds are more sensitive to interest rate changes than prices of short-term bonds, the funds discussed in this prospectus have greater interest rate risk than short-term bond funds.

  . Credit risk This is chance that a fund's holding will have its credit downgraded or will default, potentially reducing the fund's share price and income level. Among these three funds, Emerging Markets Bond has the highest credit risk because the average credit quality of its holdings is lowest. (See emerging market risk discussion). Also, because they are non-diversified, each fund can invest more of its assets in a fewer number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant and long lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. We may actively manage currency risk in the Global Bond Fund in an effort to reduce the negative impact of a strong dollar. Because the International Bond Fund is normally heavily exposed to foreign currencies, changes in currency exchange rates are likely to have a more significant impact on the fund's performance and make it riskier than Global Bond Fund. Bonds held in the Emerging Markets Bond Fund are often denominated in U.S. dollars to improve their marketability, but this does not protect them from substantial price declines in the face of political and economic turmoil. In addition, many emerging market currencies cannot be effectively hedged. Currency trends are unpredictable and to the extent each fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not be successful.

  . Emerging market risk Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade and capital, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to US investors). Significant devaluations have occurred in recent years in Russia, Brazil, and other Asian and Latin American nations. Governments of certain emerging market countries have defaulted on their bonds and investors in this sector must be prepared for similar events in the future.

  . Other risks of foreign investing Other risks of foreign investing result from the varying stages of economic and political development of foreign countries, the differing regulatory environments, trading days and accounting standards of non-U.S. markets, and higher transaction costs. Acts of government interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would also have an adverse effect on the funds.

  . Derivatives risk To the extent the funds use these instruments, they may be exposed to additional volatility and potential losses.

  . Year 2000 risk Companies, organizations, governmental entities, and markets in which each fund invests will be affected by the Year 2000 problem. While at this time each fund cannot predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. ones. The funds' returns could be adversely affected as a result.

   As with all mutual funds, there can be no guarantee a fund will achieve its objective.

  . Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 3. How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. None of these funds is suitable for near-term financial goals. Your decision should take into account whether you have any other foreign bond investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings that are primarily in developed foreign markets and can accept the potentially greater volatility of emerging markets.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 4. How has each fund performed in the past?

   The bar charts and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. Each fund's past performance is no guarantee of its future returns.

 INPUT BAR CHARTS HERE
                                               Calendar Year Total Returns
 ----------------------------------------------------------------------------------------------------------
        Fund           1989    1990    1991   1992    1993    1994    1995    1996    1997     1998
                                      11.31%  3.26%  11.15%  -3.05%  18.13%                   11.93%
  Global Bond            --      --                                           6.59%   1.61%
  International       -3.19%  16.05%
  Bond                                17.75   2.40   20.00   -1.84   20.30    7.13   -3.17    15.03
  Emerging               --      --      --     --      --      --   25.81   36.77   16.83   -23.09
  Markets Bond
 ----------------------------------------------------------------------------------------------------------


   The funds can also experience short-term performance swings. The best calendar quarter return during the years depicted in the chart was 7.82%, 12.51%, and 17.56% in the first quarter for Global and International Bond and the second quarter for Emerging Markets Bond of 1995 for all three funds, and the worst was -3.56%, -6.07%, and -30.20% in the first quarter for Global and International Bond and the third quarter for Emerging Markets Bond of 1997, 1989 and 1998.

 Average Annual Total Returns
                             Periods ended December 31, 1998
                                                Shorter of
                                                10 years or    Inception
  Fund                      1 year   5 years  since inception    date

                                                                          -----
  Global Bond                11.93%   6.78%        7.43%       12/31/90
                            ----------------------------------------------
  J.P. Morgan Global Bond
  Index Plus                 14.28    8.06        --
  J.P. Morgan Global
  Gov't. Bond Index          15.32    8.08         9.41
  International Bond         15.03    7.10         8.64        09/10/86
                            ----------------------------------------------
  J.P. Morgan Mon. U.S.
  Index Plus                 16.42   --           --
  J.P. Morgan Mon. U.S.
  Gov't. Bond Index          18.28    8.77         8.76
  Emerging Markets Bond     -23.09   --           11.50        12/30/94
                            ----------------------------------------------
  J.P. Morgan Emerging      -14.35    6.74        --
  Markets Bond Index Plus
 ------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 5. What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Fees and Expenses of the Funds
                                       Annual fund operating expenses/a/
                                 (expenses that are deducted from fund assets)

                                                Total annual    Fee waiver/
          Fund           Management   Other    fund operating     expense       Net
 ------------------------   fee      expenses     expenses     reimbursement  expenses  -----

  Global Bond            0.67%       0.76%     1.43%           (0.43)%        1.00%
                         ---------------------------------------------------------------
  International Bond     0.67        0.21      0.88            --             0.88
                         ---------------------------------------------------------------
  Emerging Markets Bond  0.77        0.53      1.30            (0.05)         1.25
 --------------------------------------------------------------------------------------------



 /a/Price-Fleming is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to Price-Fleming by each fund though the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

               Fund           Limitation Period  Expense Ratio Limitation  Reimbursement Date

       Global Bond/b/          1/1/99-12/31/00            1.00%                 12/31/02
       Emerging Markets
       Bond/c/                 1/1/99-12/31/00            1.25%                 12/31/02


 /b/Previously, the Global Bond Fund operated under a 1.20% expense ratio limitation that expired December 31, 1997. Effective January 1, 1998, Price-Fleming agreed to extend the limitation period through December 31, 1998, and lower the expense limitation to 1.00%. Fees waived or expenses assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.20% (for the first agreement), or below 1.00% (for the second agreement). However, no reimbursement will be made after December 31, 1999 (for the first agreement), or December 31, 2000 (for the second agreement), or if it would result in the expense ratio exceeding 1.20% (for the first agreement), or 1.00% (for the second agreement).

 /c/
   Previously, the Emerging Markets Bond Fund operated under a 1.25% limitation that expired December 31, 1996. Effective January 1, 1997, Price-Fleming agreed to extend the limitation period through December 31, 1998. Fees waived or expenses assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.25%. However, no reimbursement will be made after December 31, 2000, or if it would result in the expense ratio exceeding 1.25%.



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

     Fund                     1 year  3 years  5 years  10 years
    -------------------------------------------------------------------
     Global Bond               $102    $366     $697     $1,637
                              ------------------------------------
     International Bond          90     281      488      1,084
                              ------------------------------------
     Emerging Markets Bond      127     402      703      1,559
    -------------------------------------------------------------------

 6. Who manages the funds?

   Each fund is managed by Rowe Price-Fleming International, Inc. (Price-Fleming). Founded in 1979, as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Ltd., and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Each fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing each fund's investment program. The advisory group for each fund consists of Peter Askew, Christopher Rothery, and Michael Conelius.

   Peter Askew joined Price-Fleming in 1988 and has 23 years of experience managing multicurrency fixed income portfolios.

   Christopher Rothery joined Price-Fleming in 1994 and has 11 years of experience managing multicurrency fixed income portfolios. Before joining Price-Fleming, he had worked with Fleming International Fixed Income Management Limited since 1987.

   Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.

   The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 7. How can I purchase shares?

   Fill out and return a New Account Form in the postpaid envelope, along with your check. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors) or $50 if investing through Automatic Asset Builder. The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 8. How can I sell shares?

   You may redeem or sell any portion of your regular or IRA account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer free exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.

 9. When will I receive income and capital gain distributions?

   Each fund distributes income daily/monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 10. What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.

To Open a Mutual Fund, Asset Manager, or Brokerage Account
 Investor Services
 1-800-XXX-XXXX

For Information on Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields and Prices and Account Transactions
 Tele*Access/(R)/
 1-800-638-2587 24 hours, 7 days

For Fund Information and Account Transactions on the Internet www.troweprice.com

Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 ARCO Tower 31st Floor 515 South Flower St. Los Angeles, CA 90071

 4200 West Cypress St. 10th Floor Tampa, FL 33607

Headquarters
 100 East Pratt Street Baltimore, MD 21202

NEW ACCOUNT FORM                                   (LOGO)
You may purchase shares of a T. Rowe Price fund after reviewing the information in the profile or after requesting and reviewing the fund's prospectus (and other information).

Please note: an IRA will not be established using this form.
If you want to open an IRA, call 1-800-638-5660 to request an IRA New Account Form.
Mail this form to: T. Rowe Price
P.O. Box 17300, Baltimore, MD 21298-9353

For help with this form, call toll free 1-800-638-5660.

Please do not remove the mailing label from this form.

1 PROVIDE YOUR TAX IDENTIFICATION NUMBER
Owner's or Minor's Social Security or Tax ID Number
(Use Minor's Social Security Number for Custodial Account)
_ _ _ _ _ _ _ _ _

Joint Owner's or Custodian's Social Security or Tax ID Number
_ _ _ _ _ _ _ _ _

2 DESIGNATE TYPE OF ACCOUNT AND OWNER NAME(S)
Please print in CAPITAL LETTERS. Choose one:
__   Individual or Joint Account.*
     *Joint tenancy with right of survivorship unless you instruct otherwise. Owner's Name (First, Middle Initial, Last)
    ________________________________
       Title: Mr. Ms. Mrs. Dr.

     Joint Owner's Name (First, Middle Initial, Last)
        ________________________________
        Title: Mr. Ms. Mrs. Dr.

__   Custodial Account.
       Uniform Gift or Transfer to Minors Act (UGMA or UTMA)
       Custodian's Name (First, Middle Initial, Last)
      ________________________________

       Minor's Name (First, Middle Initial, Last)
      ________________________________

       State of Residence (Minor's or Custodian's)
      ________________________________

__    Trust, Corporation, Business, or Other Entity Account.*
       *Please attach the first and last pages of the trust agreement or a copy of
        the corporate resolution.
        Name of Trust, Corporation, or Other Entity
        _________________________________________________________

        Trustee Names or Type of Entity
         ________________________________________________________

        Name of Trust Beneficiary (Optional)        Date of Trust Agreement
     ________________                              __-__-__
                      month   day    year

__   Check this box if your organization is incorporated or tax-exempt under
        Section 501(a) of the Internal Revenue Code, a qualified retirement plan under Section 401(a), or a custodial account under Section 403(b)(7),
and
        you DO NOT want us to file information returns on your behalf.

3 PROVIDE YOUR ADDRESS
Street Address or P.O. Box
__________________________________________________
__________________________________________________

City                 State
____________________                          __

ZIP Code
_ _ _ _ _ - _ _ _ _

4 PROVIDE OTHER ACCOUNT DATA
Daytime Phone                               Ext.
_ _ _   _ _ _ - _ _ _ _                            _ _ _ _

Evening Phone                               Ext.
_ _ _   _ _ _ - _ _ _ _                            _ _ _ _

Date of Birth (Owner/Minor)

Date of Birth (Joint Owner/Custodian)
_ _ - _ _ - _ _                   _ _ - _ _ - _ _
month day year                     month day year

__ U.S. Citizen             __     Resident Alien
__ Nonresident Alien. My permanent foreign address for tax purposes is:
_____________________________________
_____________________________________
Owner's Occupation / Employer Name (Optional)
_____________________________________
Employer Address (Optional)
__________________________________________________________________________

5 SELECT YOUR FUND(S)
Please print the fund name(s) exactly as listed inside the Investment Kit you received with this form. Fill in the amount of your investment for each fund. The minimum initial investment is $2,500 per fund ($1,000 for UGMAs/UTMAs) but is waived if you use Automatic Asset Builder (see Sections 6 and 7E).

Fund Name                                 Amount
__________________________________                $________

Fund Name                                 Amount
__________________________________                $________

Fund Name                                 Amount
__________________________________                $________

Fund Name                                 Amount
__________________________________                $________

     Total Investment$________


6 CHOOSE YOUR INVESTMENT METHOD

A.    __ By check.
       Make payable to T. Rowe Price Funds. (Otherwise it may be returned.)

B.    __ By Automatic Asset Builder.
       See Section 7E for instructions.

C.    __ By wire.
        Please call 1-800-225-5132 for the following information and wiring instructions:

     Account Number
     _ _ _ _ _ _ _ _ _ _ - _

     Date of Wire
     _ _ - _ _ - _ _
     month      day        year

 (over, please)
7 SELECT YOUR ACCOUNT SERVICE OPTIONS

A.   TO RECEIVE YOUR DISTRIBUTIONS
Your dividends and capital gains will be reinvested unless you indicate
                                                    ------
otherwise.

        __ Pay dividends and capital gains to me by check.
        __ Transfer dividends and capital gains to my bank account.
             (Please complete Section 7C if you elect this option.)
        __ Pay dividends to me by check and reinvest capital gains.

B.   TO EXCHANGE AND REDEEM FUND SHARES
You can use the telephone or your personal computer to check your account balance, redeem shares, or make exchanges among any identically registered accounts unless you check the boxes below.
         ------

     __ I do NOT want telephone/computer exchange.
     __ I do NOT want telephone/computer redemption.

C. TO MAKE TRANSFERS BETWEEN YOUR BANK AND T. ROWE PRICE
This service makes purchasing or redeeming fund shares even more convenient. Simply call a T. Rowe Price representative or Tele*Access (R) and your transaction will be processed by electronically moving money between your bank account and your mutual fund accounts.

Transfers occur only when you initiate them ($100 minimum) and are made through the Automated Clearing House (ACH) network or by wire.* This service becomes available approximately 20 days after your application is processed. Since you initiate transfers by phone or computer, be sure that you did not decline the phone/computer redemption service above.

     __ Check this box to set up this service. YOU MUST ALSO ATTACH A BLANK, VOIDED CHECK (other than your investment check) from your bank account to this form.

     Any co-owner of your bank account who is not a co-owner of
                                              ---
     your mutual fund account must sign below.

X___________________________________________
Bank Account Co-owner's Signature

*There is a $5 fee for wire redemptions under $5,000 but no fee for ACH transactions.

            ATTACH VOIDED CHECK HERE
D. TO SET UP CHECKWRITING
You can write checks for $500 or more on all T. Rowe Price money market and bond fund accounts (except the High Yield and Emerging Markets Bond funds). Those authorized to write checks should read the checking agreement and sign below.

By signing this form, I agree to all of State Street Bank's checking account rules, and to any conditions and limitations on redeeming checks from the
T. Rowe Price Funds. I also agree that:

(1) This form applies to any other identically registered T. Rowe Price fund checking account I establish later;

(2) If I am subject to IRS backup withholding, I may write checks only on money fund accounts;

(3) State Street Bank and the Fund reserve the right to change, revoke, or close any checking account;

(4) The signatures are authentic, and, for organizations, I have submitted an original or certified resolution authorizing the individuals with legal capacity to sign and act on behalf of the organization.

(Do not detach this section from the rest of the form.)

_____________________________________________________
Fund Name                               Fund Name
_____________________________________________________
Print Name of Owner, Custodian, or Trustee

X___________________________________________________
Signature                                   Date
_____________________________________________________
Print Name of Joint Owner, Co-trustee, Corporate Officer, etc.

X___________________________________________________
Signature                                   Date

How many signatures do you require on checks?
__ Only one owner                 __   All owners


                                  G00-008 6/30/98

E. TO SET UP AUTOMATIC ASSET BUILDER
This service allows you to automatically invest in your fund account through your bank account and/or payroll deduction each month (minimum $50 per fund).

___ Check this box to invest from your bank account.
       Be sure to complete Section 7C and fill in the information below.

Fund Name
__________________________________________________________________________

Amount                Day of Month You Would Like to Invest
__________________________________                ____

Fund Name
__________________________________________________________________________

Amount                Day of Month You Would Like to Invest
_____________________                        ___

Fund Name
__________________________________________________________________________

Amount                Day of Month You Would Like to Invest
_____________________                        ___

Fund Name
__________________________________________________________________________

Amount                Day of Month You Would Like to Invest
_____________________                        ___

____ Check this box to invest through payroll deduction.
         T. Rowe Price will mail you instructions for this service.

8 SIGN YOUR NEW ACCOUNT FORM
By signing this form, I certify that:

- I agree to be bound by the terms of the prospectus for each fund in which I am investing. If I am purchasing shares after reviewing a fund profile, I understand that I will receive the prospectus after I purchase shares in the fund. I have the authority and legal capacity to purchase mutual fund shares, am of legal age in my state, and believe each investment is suitable for me.

- I authorize T. Rowe Price, the Funds, their affiliates and agents to act on any instructions believed to be genuine for any service authorized on this form, including telephone/computer services. The Funds use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone/computer are genuine, and the Funds are not liable for acting on these instructions. (If these procedures are not followed, it is the opinion of certain regulatory agencies that the Funds may be liable for any loss that may result from acting on instructions given.) I understand that anyone who can properly identify my account(s) can make phone/computer transactions on my behalf.

- The Funds can redeem shares from my account(s) to reimburse a fund for any loss due to nonpayment or other indebtedness.

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- By selecting the electronic transfer service in Section 7C, I hereby authorize
T. Rowe Price to initiate credit and debit entries to my (our) account at the Financial Institution indicated and for the Financial Institution to credit or debit the same to such account through the Automated Clearing House
(ACH) system, subject to the rules of the Financial Institution, ACH, and the Fund. T. Rowe Price may correct any transaction error with a debit or credit to my Financial Institution account and/or Fund account. THIS AUTHORIZATION, including any credit or debit entries initiated thereunder, is in full force and effect until I notify T. Rowe Price of its revocation by telephone or in writing and T. Rowe Price has had sufficient time to act on it.

- Under penalties of perjury, the tax identification number(s) shown on this form is correct. If I fail to give the correct number or fail to sign this form, T. Rowe Price may reject, restrict, or redeem my investment. I may also be subject to IRS backup withholding (currently 31%) on all distributions and redemptions, and I may be subject to a $50 IRS penalty.

- Under penalties of perjury, I am NOT subject to IRS backup withholding because 1) I have not been notified, or 2) notification has been revoked (cross out "NOT" if you are currently subject to withholding), or 3) I have indicated in Section 4 that I am a nonresident alien and certify that for dividends I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).

- For clarification on any of these certification issues, please contact us for assistance.

- The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


PLEASE SIGN HERE

X__________________________________________________
Signature of Owner, Custodian, or Trustee         Date

X__________________________________________________
Signature of Joint Owner, Co-trustee, Corporate Officer, etc.   Date

Thank you for your investment. You will receive a confirmation shortly.
8
                     0142
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